SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report - March 1, 1999


                                ACNB CORPORATION
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                  Pennsylvania
                             ----------------------
                           State or other jurisdiction
                                of incorporation)


                                     0-11783
                             ----------------------
                                (Commission File
                                     Number)


                                   23-2233457
                             ----------------------
                                  (IRS Employer
                             Identification Number)



                             675 Old Harrisburg Pike
                            Gettysburg, Pennsylvania
                      ------------------------------------
                    (Address of principal executive offices)



                                      17325
                      ------------------------------------
                                   (Zip Code)


        Registrant's telephone number including area code:(717) 334-3161
                                                          --------------

                                       N/A
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 1. Changes in Control of Registrant.

          Not  Applicable.

Item 2. Acquisition or Disposition of Assets.

          Not  Applicable.

Item 3. Bankruptcy or Receivership.

          Not  Applicable.

Item 4. Changes in Registrant's Certifying Accountant.

          Not  Applicable.

Item 5. Other Events.

          On March 1, 1999, Registrant, effected the acquisition of Farmers National Bancorp, Inc., as contemplated in the Agreement and Plan of Reorganization dated as of July 28, 1998, by and among the Registrant, ACNB North, Inc., Farmers National Bancorp, Inc. and The Farmers National Bank of Newville. A copy of the Agreement is attached to the Registrant's Registration Statement No. 333-65763 on Form S-4 filed with the Securities and Exchange Commission on October 15, 1998, and as amended on November 4, 1998.

          We include a copy of the Press Release announcing consummation of the transaction as Exhibit 99 to this Current Report on Form 8-K.

          A summary of the transaction follows. We qualify the summary in its entirety by reference to the full text to the Agreement, incorporated by reference in this Current Report.

          General

          Pursuant to the Agreement and to Articles of Merger, filed with the Department of State of the Commonwealth of Pennsylvania, the parties effected the merger of ACNB North, Inc. with and into Farmers National Bancorp, Inc. at 12:01 a.m. on March 1, 1999. Farmers National Corporation survived the merger and changed its name to ACNB North, Inc.


          |X| The Articles of Incorporation and Bylaws of ACNB North, Inc. as in effect immediately prior to the merger, became the Articles of Incorporation and Bylaws of the surviving corporation in the Merger, and

          |X| The directors and officers of ACNB North, Inc., immediately prior to the effective date of the merger, became the officers and directors of the surviving corporation.

          Exchange of Shares

          As consideration for the outstanding common stock of Farmers National Bancorp, Inc., the Registrant exchanged each outstanding share of common stock of Farmers National Bancorp, Inc. for 2.266 shares the Registrant's common stock, as provided in the Agreement. In lieu of issuing fractional shares, the Registrant will furnish any holder of common stock of Farmers National Bancorp, Inc., who is entitled to a fractional share, with a check for the amount of cash equal to the fraction of the share represented by the certificate, as provided in the Agreement.

          At the effective time of the merger, all of the 248,000 shares of common stock that were issued and outstanding were converted into the right to receive approximately 561,968 shares of the Registrant's common stock.

Item 6. Resignations of Registrant's Directors.

          Not Applicable.

Item 7. Financial Statements and Exhibits.

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibits:

          99   Press   Release  of   Registrant,   dated  March  1,  1999,   re:
               Registrant's  Acquisition of Farmers National  Bancorp,  Inc. and
               its  wholly-owned  subsidiary,   The  Farmers  National  Bank  of
               Newville.

Item 8. Change in Fiscal Year.

          Not Applicable.

Item 9. Sales of Equity Securities Pursuant to Regulation S

          Not Applicable.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ACNB CORPORATION
                                                (Registrant)


Dated: March 1, 1999                            /s/ Ronald L. Hankey
                                                ----------------------------
                                                Ronald L. Hankey
                                                President and Director

                                  EXHIBIT INDEX

                                                               Page Number
Exhibit                                                        in Manually
-------                                                          Signed
                                                               -----------

     99   Press Release of  Registrant,  dated March 1, 1999,       6
          re:  Registrant's Acquisition of Farmers  National
          Bancorp, Inc. and its wholly-owned subsidiary, Farmers National Bank of Newville.